FGT3 P2 02/23

SUPPLEMENT DATED FEBRUARY 23, 2023

TO THE PROSPECTUS DATED DECEMBER 1, 2022

OF

FRANKLIN INTERNATIONAL SMALL CAP FUND

(a series of Franklin Global Trust)

The prospectus is amended as follows:

Franklin International Small Cap Fund’s liquidation originally scheduled for on or about February 22, 2023, has been postponed as the fund continues to settle open assets and liabilities. The revised liquidation date is anticipated to occur on or before March 10, 2023; however, the liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in the Fund. The liquidation may also be delayed if unforeseen circumstances arise.

Please keep this supplement with your Prospectus for future reference.